Exhibit 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS



           We hereby consent to the incorporation by reference of our report dated March 9, 2000 in the Financial Statements of Cable Systems Technical Services Inc. for the years ended December 31, 1999 and 1998, which appears in the Form 8-KA of Internet Cable Corporation dated March 17, 2000.



                                                    /s/ Ernst & Young, L.L.P.
                                                    --------------------------
                                                    Ernst & Young, L.L.P.
                                                    Chartered Accountants